UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2014

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

On June 13, 2014, TG Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary clinical results from its ongoing Phase 2 study of TG-1101 (ublituximab), the Company's novel glycoengineered anti-CD20 monoclonal antibody, in combination with ibrutinib (IMBRUVICA™), the oral BTK inhibitor from Pharmacyclics/Janssen. Data from the Phase 2 study is being presented during the 19th Annual European Hematology Association (EHA) meeting being held in Milan, Italy. In addition to the data from the ongoing TG-1101 plus ibrutinib combination study, the Company is also presenting data at the EHA from ongoing single agent studies of TG-1101 and TGR- 1202, the Company’s novel, oral PI3K delta inhibitor. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: June 13, 2014	By:	/s/ Sean A. Power
Sean A. Power Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on June 13, 2014.